* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                                                   EXHIBIT 10.07


[USi LOGO OMITTED]


                                                        USi Agreement Number: 84

                                 iMAP AGREEMENT

USinternetworking, Inc. ("USi"), a Delaware corporation with its principal office located at One USi Plaza, Annapolis, MD 21401-7428 and Niku Corporation ("Client"), a Delaware corporation with offices at 955 Charter Street, Redwood City, California 94063, hereby agree that the following terms and conditions will apply to each iMAP Solution provided under this iMAP Agreement ("Agreement").

1.      SCOPE OF SERVICE

1.1     SERVICES

        USi will provide the services as defined in individual Product Schedules which will be mutually agreed upon, attached hereto and incorporated herein as Exhibit A. The Product Schedules may be modified by mutual written agreement. Changes or additions to work performed under each Product Schedule may require changes in the resources provided by Usi. Notwithstanding the foregoing, no additional costs or charges shall be due from Licensee without Licensee's prior written consent.

1.2     SEPARATE AGREEMENT

        Each Product Schedule shall reflect a separate agreement of the parties, and, unless otherwise clearly specified in writing, the terms and conditions of each Product Schedule shall be independent of and shall have no impact upon, the provisions of any other Product Schedule.

1.3     ADDITIONAL SERVICES

        Client may order additional iMAP Solutions or add on to existing iMAP Solutions by contacting USi. USi will send Client a Product Schedule, based on USi's formal requirements analysis and/or proposal for the additional services, specifying the terms of the iMAP Solution, including the payment(s) due for each ordered item. Client may accept the terms of the iMAP Solution by signing that Product Schedule and returning it to USi. All executed Product Schedules will become part of this Agreement and will be covered by all of this Agreement's terms and conditions.

2.      DEFINITIONS

2.1 "ACCEPTABLE USE POLICY" shall mean USi's policy on the use of its Global Network posted at http://www.usi.net/usepolicy.html as of June 30, 1999.

2.2 "ADDENDA" shall mean any written document executed by both parties which modifies the terms of this Agreement or any executed Product Schedule.

2.3 "AGREEMENT" shall mean this iMAP Agreement, any and all Exhibits attached hereto and all Product Schedules attached simultaneously with the execution of the Agreement or agreed upon and executed subsequent hereto.

2.4 "CONSULTING AND IMPLEMENTATION SERVICES" shall mean the services provided by USi as part of the iMAP Solution and may be set forth in the Product Schedule as applicable.

2.5 "CONTENT" means any and all text, multimedia or images (graphics, audio and video), data and the like provided by Client and installed on a server, which shall be subject to the terms and conditions set forth in the Product Schedule and Acceptable Use Policy.

2.6 "CUSTOMIZATION" shall mean any customized deliverable created by USi as part of the iMAP Solution.




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                           Proprietary & Confidential

2.7 "DOCUMENTATION" shall mean the Software Application user manual(s) and any other materials supplied by USi concurrently with the delivery of and for use with the iMAP Solution.

2.8 "GLOBAL NETWORK" shall mean USi's Internet-based data center and network.

2.9 "HARDWARE" shall mean any computing or networking equipment USi uses and/or provides to Client for its use as part of the iMAP Solution.

2.10 "iMAP SOLUTION" shall mean the collective bundling of any and all Consulting and Implementation Services, Customization, access to the Global Network, Hardware, Project Software, Software Application(s), USi Software and Work Product, as outlined in each executed Product Schedule.

2.11 "PRODUCT SCHEDULE" shall mean a written order for any iMAP Solution accepted by USi and executed by both parties, which shall be subject to the terms and conditions of this Agreement and which, at a minimum, shall contain a description of the work to be undertaken and the obligations and responsibilities of each party related to that Product Schedule.

2.12 "PROJECT SOFTWARE" shall mean any software developed by USi under this Agreement or any Product Schedule. 2.13 "SLA" shall mean the Service Level Agreement specified in each Product Schedule. 2.14 "SOFTWARE APPLICATION" shall mean the Third Party computer software USi provides to Client for its use as part of the iMAP Solution.

2.15 "THIRD PARTY" shall mean any natural person or legal entity other than USi and Client.

2.16 "USi SOFTWARE" shall mean certain software which was developed by USi independently of this Agreement or pursuant to the terms of this Agreement as may be required for customization.

2.17 "WORK PRODUCT" shall mean all Consulting and Implementation Services performed and/or created by USi under this Agreement as well as any other products of its work created hereunder which may consist of reports, designs, data or similar materials.

3.      LICENSE

3.1     RIGHTS GRANTED

        In accordance with the terms of this Agreement, USi grants to Client a limited, nontransferable, non-exclusive license to use the iMAP Solution included in the executed Product Schedules attached hereto and Documentation for the sole purpose of supporting the operations of Client's business as described in the Product Schedule. Notwithstanding anything to the contrary, Client may not use the iMAP Solution in a resale capacity, to process and/or analyze the data of a Third Party as a service bureau or on any Hardware other than as set forth in the relevant Product Schedule.

3.2     OWNERSHIP

        Except as expressly provided in Section 11 below, all components of the iMAP Solution provided to Client shall remain at all times the property of USi and/or its Third Party Software Application vendors and contain trade secrets and other valuable proprietary information of USi and/or its Third Party vendor.

3.3     EFFECTIVE DATE

        This Agreement shall be effective on the date it is executed by USi, and shall remain in effect for the Term unless terminated in accordance with the provisions set forth in this Agreement.

3.4     SOFTWARE

        Client acknowledges and understands that USi may provide to Client (a) USi Software and/or (b) Software Applications owned by Third Parties which USi uses under license agreements from Third Parties defined



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        in Section 2.14 as "Software Application." Client acknowledges that (a)
        title to all such USi Software and Software Application remains with and is subject to the proprietary rights of USi or its Third Party vendor, and (b) such USi Software and Software Application contain trade secrets and other valuable proprietary information of USi or its Third Party vendor.

3.5     RESTRICTIONS

        Except as authorized by USi,Client agrees it shall not: (a) alter or modify the USi or Software Application or any part thereof; (b) copy or duplicate, or permit a Third Party to copy or duplicate, the USi Software or Software Application or any part thereof or (c) reverse engineer, decompile or disassemble USi Software or Software Application, unless otherwise provided in the relevant Product Schedule.

3.6     NON-TRANSFERABLE

        Client agrees not to license, sell, transfer or lease the USi Software or Software Application to any Third Party. Client agrees not to disclose any source code or technical information regarding USi Software or Software Application that Client obtains from USi under this Agreement.

4.      TERM

4.1     AGREEMENT TERM

        The term of this Agreement (the "Term") shall commence on the Effective Date and shall expire three (3) years thereafter unless (a) either terminated pursuant to the terms of this Agreement or (b) extended by mutual written agreement.

4.2     PRODUCT SCHEDULE

        Each individual Product Schedule shall include a period of performance. In the event that any Product Schedule period of performance extends beyond the Term, the Term shall automatically be extended and remain in effect until such time as the Product Schedule period of performance is completed.

5.      PAYMENTS

5.1     FEES

        As compensation for the license of the iMAP Solution granted to Client and the provisions of services as applicable, Client agrees to pay the amount(s) specified in each executed Product Schedule. Any fee specified in a Product Schedule will only remain in effect until the date specified in the Product Schedule.

5.2     PAYMENT TERMS

        Unless otherwise specified in the Product Schedule, payments will be due and payable to USi within thirty (30) days of Client's receipt of USi's invoice. Such invoices will be generated in accordance with the terms specified in each Product Schedule. USi reserves the right, in USi's absolute discretion, to perform a credit check on Client.

5.3     TAXES

        Client shall be responsible for the payment of all taxes associated with this Agreement or its use of the iMAP Solution (other than taxes based on USi's net income), including, but not limited to, personal property taxes, import taxes, taxes on telecommunication services, information services, data processing services or similar governmental charges that may be assessed by any jurisdiction, whether based on gross revenue or delivery of products or services. If USi is required to pay any such taxes directly, Client shall, upon receipt of USi's invoice, reimburse USi for any amount that USi has paid. Notwithstanding the above, Client shall not be required to pay those taxes from which Client is legally exempt.

5.4     INSURANCE



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        If and when USi Hardware is placed on Client's premises, Client will obtain and maintain adequate liability insurance and insurance against loss of or damage to such Hardware to an extent to be agreed in the applicable Product Schedule.

5.5     INTEREST

        Any payments not made when due will be subject to an interest charge of one and one-half percent (1.5%) per month, unless applicable law specifies a lower lawful rate of interest, in which case past due payments shall bear interest at that lower maximum rate.

6.      WARRANTIES

6.1     PERFORMANCE WARRANTY

        USi warrants that (a) work performed to complete any Product Schedule will be performed by qualified personnel in a professional, workmanlike manner, consistent with the prevailing standards of the industry and in accordance with the descriptions in the applicable Product Schedule; and
        (b) it will complete each Product Schedule as soon as commercially practicable.

6.2     AUTHORITY WARRANTY

        USi warrants that it has the authority to (i) license the Software Application(s) for the purposes set forth in this Agreement and the Product Schedule and (ii) provide the services described in this Agreement and the Product Schedule(s). Client acknowledges and agrees that its sole and exclusive remedies for breach of these warranties are set forth in Section 8.1 of this Agreement.

6.3     LIMITATION

        Unless otherwise expressly provided herein or in a Product Schedule, neither USi nor any of its service providers, licensors, employees or agents warrant (a) that the functions contained in the iMAP Solution provided hereunder will meet Client's requirements or (b) that the operation of the iMAP Solution will be uninterrupted or error free or
        (c) that the products or services will have the capacity to meet the demand during specific hours. USi will not be liable for unauthorized access to or alteration, theft or destruction of Client's data files, programs, procedures or information through accident, fraudulent means or devices, or any other method, unless such access, alteration, theft or destruction is caused as a result of USi's negligence or intentional misconduct. Nor will Niku be liable for unauthorized access to or alteration, theft or destruction of data files, programs, procedures or information stored or hosted by USi under this Agreement through accident, fraudulent means or devices, or any other method, unless such access, alteration, theft or destruction is caused as a result of Client's negligence or intentional misconduct.

6.4     EXCLUSION

        THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES AND CONDITIONS, EXPRESSED, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NONINFRINGEMENT.

7.      CLIENT CARE

7.1     CLIENT ASSISTANCE CENTER

        Under the Client Care program, USi will provide a level of service concerning Client's iMAP Solution as outlined in each specific Product Schedule. In all cases, Client will have availability to USi's Client



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        Assistance Center twenty-four (24) hours per day, seven (7) days per week, three hundred sixty-five (365) days per year. Client acknowledges and agrees that all calls into the Client Assistance Center are public and may be monitored and/or recorded for quality control purposes.

7.2     SERVICE LEVEL AGREEMENTS

        USi will provide a Service Level Agreement with each iMAP Solution which will be stated in each executed Product Schedule. Specific remedies for USi's failure to meet the applicable Service Level Agreement will be stated in each executed Product Schedule.

7.3     MAINTENANCE WINDOW

        USi has established set maintenance windows on Tuesday and Friday mornings between the hours of 2am and 6am (ET). During this time, USi reserves the right to take down a Client's server(s) in order to conduct routine maintenance checks to both software and hardware. If a Client's server(s) will be down for more than [***] within this pre-established window, USi will advise Client of such at least ten (10) calendar days prior to any scheduled maintenance downtime. USi will not be responsible for any damages or costs incurred by Client, if any, for scheduled down time. USi reserves the right to change its maintenance window upon thirty (30) days prior notice to Client.

8.      INDEMNITY OBLIGATIONS

8.1     USi INDEMNITY OBLIGATIONS

        USi will (i) defend Client against any claim that the products or services delivered by USi infringe a patent, copyright, trade secret, or other proprietary right in the United States; and (ii) pay costs, damages and attorney's fees finally awarded against Client as a result of such claims.

        (a) Infringement Remedies. In addition to defending Client as stated above, if a claim occurs, or in USi's opinion, is likely to occur, USi will, at its sole option and expense, (subject to its agreement with Software Application vendors) either (i) procure Client the right to continue using the Software Application in question, or (ii) replace or modify the infringing Software Application so that it becomes noninfringing; provided that the Software Application's functionality are not materially and adversely affected by such replacement or modification. If neither of these alternatives is reasonably available, Client shall return the Software Application at issue and USi will refund the amount paid by Client to USi for such Software Application as depreciated. The depreciation shall be an equal amount per year over a three (3) year life commencing with the date of installation.

        (b) Exclusions. USi shall not be liable for infringement claims based on (i) the combination, operation or use of Software Application with hardware, data or software not supplied by USi if the claim would have been avoided by use of other hardware, data or software; or (ii) modifications to Software Application if the modifications were not made by USi.

8.2     CLIENT INDEMNITY OBLIGATIONS

        Client will (a) defend USi against any claims by Third Parties arising from Client's use of the iMAP Solution provided by USi hereunder excluding, however, (i) claims under Section 8.1; and (ii) claims for bodily injury or damages to tangible personal property proximately caused by the negligent act, error or omission of USi and (b) pay costs, damages and attorney's fees finally awarded against USi and any settlement costs incurred as a result of such claims.

8.3     CONDITIONS


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        The indemnification obligations set forth above in Sections 8.1 and 8.2 are contingent upon compliance with the following conditions by the party seeking indemnification:

        (a) Providing prompt written notice of a claim within twenty (20) days of its service upon indemnified party;

        (b) Providing all information and evidence within its control which is necessary for the indemnifying party to conduct a defense; and

        (c) Providing the indemnifying party with sole control of the defense and all related settlement negotiations. However, the non-indemnifying party may participate in the defense or settlement of the claim at its own expense.

8.4     LIMITATIONS OF REMEDY

        This Section 8 states the entire obligations of the parties with respect to indemnity or infringement of copyrights, patents, trade secrets or other intellectual property or proprietary rights.

9.      LIMITATION OF LIABILITY

9.1     LIMITATION OF LIABILITY

        Each party's entire liability and exclusive remedies are set forth in this Section 9, Section 6, Section 8 and Section 10. Except for a breach under Section 8 or 12.1, each party's liability to the other party for damages (regardless of the form of action, whether in contract, tort, warranty or otherwise) shall in no event exceed [***]. This Section
        9.1 shall supercede and prevail over any provisions to the contrary in this Agreement, the Product Schedules or any document incorporated by reference into this Agreement.

9.2     DISCLAIMER OF DAMAGES

        EXCEPT IN THE CASE OF CLIENT'S BREACH OF SECTION 3.5 OR EITHER PARTY'S BREACH OF SECTION 8, 12.1, NEITHER PARTY SHALL BE LIABLE FOR ANY SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR FOR THE LOSS OF PROFIT, REVENUE, OR DATA, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGES. EACH PARTY FURTHER AGREES THAT THE OTHER PARTY SHALL NOT BE LIABLE FOR ANY CLAIM OR DEMAND BY ANY THIRD PARTY, EXCEPT TO THE EXTENT EXPRESSLY COVERED UNDER
        SECTION 8 (INDEMNITY OBLIGATIONS) OR SECTION 9 (LIMITATION OF LIABILITY). THIS SECTION 9.2 SHALL SUPERCEDE AND PREVAIL OVER ANY PROVISIONS TO THE CONTRARY IN THIS AGREEMENT, THE PRODUCT SCHEDULES OR ANY DOCUMENT INCORPORATED BY REFERENCE INTO THIS AGREEMENT.

10.     TERMINATION

10.1    TERMINATION FOR BREACH

        Either party may terminate this Agreement immediately upon written notice to the other party if the other party materially breaches any obligation under this Agreement and fails to cure such breach within thirty (30) days after receiving notice of the breach. Unless otherwise agreed in writing, termination of this Agreement shall also automatically terminate all Product Schedules which are incomplete at the time of termination. Termination of one Product Schedule shall have no effect on any other Product Schedule or the Agreement so long as the party in default of the Product Schedule being terminated complies with the terms and conditions of the Agreement and other Product Schedules. Notwithstanding anything to the


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has
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        contrary, either party shall have the right to terminate this Agreement and the license granted herein in the event the other party (a) terminates or suspends its business, (b) becomes subject to any bankruptcy or insolvency proceeding under Federal or state statute, (c) becomes insolvent or becomes subject to direct control by a trustee, receiver or similar authority, or (d) has wound up liquidated, voluntarily or otherwise. In the event of, and thirty (30) days after, termination by reason of Client's failure to comply with any part of this Agreement, or any act which shall give rise to USi's right to terminate, USi shall have the right to terminate the license and, on five (5) days' notice, to the return of the iMAP Solutions and all copies wherever located. In the event of a termination by reason of USi`s failure to comply with any part of this Agreement, the time period for USi to terminate the license shall be extended to [***]. Within ten
        (10) days after termination of the license, Client shall return to USi all tangible portions of the iMAP Solutions, including any Hardware provided by USi and any Software in the form provided by USi or as modified, or, upon request by USi, destroy all tangible portions of the iMAP Solutions and all copies, and certify in writing that they have been destroyed. Termination of this Agreement shall not relieve either party of its obligations regarding confidentiality under Section 12 below. Lastly, no cure period shall be afforded in an event of a breach of Sections 3.5 or 12.1, for which the nonbreaching party shall be entitled to all legal and equitable remedies, including but not limited to, injunctive relief, without requirement of bond.

10.2    EFFECT OF TERMINATION

        Termination of this Agreement for any reason shall not affect any past due or remaining payments Client is required to make under this Agreement or applicable Product Schedule, or any additional remedies provided by law or equity to either party. All rights that have been granted to Client shall immediately be terminated and all unpaid charges accrued under this Agreement shall become immediately due and payable upon the happening of any event of termination. The Parties also agree to return to one another, within sixty (60) days of a request, any property, data sheets, schematics, samples, customer lists, confidential information, in whatever form or media which are used by a disclosing party or which are furnished to a recipient.

10.3    RETURN OF CONTENT

        In the event of a termination of this Agreement or any Product Schedule for default by USi, or on account of Client's decision not to renew a Product Schedule at the end of the applicable period of performance defined in each Product Schedule, USi shall deliver to Client, at no additional cost to Client, and in a format and on a date mutually agreeable to both parties, (i) all data contained on Hardware (Section 2.9) used in the iMAP Solution delivered to Client; (ii) all Content (Section 2.5), (iii) all Project Software (Section 2.12); and (iv) all Work Product (Section 2.17). Client agrees that, after termination of this Agreement or a specific Product Schedule, (a) USi shall have no obligation to support the Work Product or Project Software; (b) Client may use the Work Product and Project Software solely to support the internal operations of its business, with the understanding that (i) Client's providing web sites at http://www.iniku.com and http://www.niku.com is deemed an "internal" operation of its business, and (ii) Client in no event will permit any third party to host the Work Product or Project Software; (c) Client may not resell, disclose, or allow access to the Work Product or Project Software to any Third Party; and (d) USi reserves all rights to (i) the use of the Work Product or Project Software in whatever manner USi chooses, including in the support of iMAP Solutions provided to other USi clients; and (ii) the IP addresses



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        or address blocks assigned by USi in support of the iMAP Solution delivered to Client under this Agreement and related Product
        Schedule(s).

11.     SOFTWARE AND WORK PRODUCT DEVELOPED UNDER AGREEMENT

11.1    TITLE

        Except as otherwise provided for in Section 11.2 below or as may be expressly agreed in any Product Schedule, USi shall retain (a) title to and ownership of any Hardware provided by USi; and (b) whatever rights it has in any Software Application(s); and (c) any USi Software. Without affecting Client's rights under Section 3.1, above, to the extent that Project Software contains any USi Software or Software Application(s), such Project Software is subject to restrictions as may be applicable to the USi Software or Software Application(s) which is incorporated therein.

11.2    CLIENT OWNERSHIP

        Client shall retain title to and all ownership rights (a) in any Work Product; (b) in any Project Software; and (c) in Content, but grants USi a perpetual, royalty-free license to use the Work Product and Project Software pursuant to Section 10.3(d).

12.     GENERAL PROVISIONS

12.1    NONDISCLOSURE

        Each party shall retain in confidence all proprietary information transmitted to the other that the disclosing party has identified in writing as being proprietary and/or confidential, and will make no use of such information except under the terms and during the term of this Agreement. Client agrees to use all reasonable precautions and take all necessary steps to prevent the iMAP Solution from being acquired by unauthorized persons, and to take appropriate action, by instruction, agreement, or otherwise, with regard to all persons permitted access to the iMAP Solution, in order to ensure the iMAP Solution is protected. Client shall not disclose the iMAP Solution to any person for any purpose other than as provided in this Agreement. However, neither party shall have an obligation to maintain the confidentiality of information that (a) it has rightfully received from another party prior to its receipt from the disclosing party; (b) the disclosing party has disclosed to a Third Party without any obligation to maintain such information in confidence, (c) enters the public domain or becomes generally known to the public by some action other than breach of this Agreement by the receiving party; or (d) is independently developed by the receiving party. Each party shall safeguard proprietary and confidential information disclosed by the other using the same degree of care it uses to safeguard its own proprietary and confidential information but, in no event, shall use less than a reasonable degree of care. Each party's obligation under this paragraph shall extend for a period of three (3) years following termination or expiration of this Agreement.

12.2    ASSIGNMENT

        Neither this Agreement nor any rights granted hereunder may be sold, leased, assigned or otherwise transferred, in whole or in part by either party by operation of law otherwise, and any such attempted assignment shall be void and of no effect without the advance written consent of the other party, such consent not to be unreasonably withheld or delayed; provided, however, that such consent shall not be required if either party assigns this Agreement to a wholly owned subsidiary or in connection with a merger, acquisition, or sale of all or substantially
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        of the other party. USi reserves the right to assign its right to receive and collect payments hereunder without the consent of Client, provided that in such case Niku's rights will remain unchanged.

12.3    GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law.

12.4    WAIVER

        No waiver of any breach of any provisions of this Agreement shall constitute a waiver of any other breach of the same or any other provision of the Agreement, and no waiver shall be effective unless made in writing.

12.5    SEVERABILITY

        In the event that any term or provision of this Agreement conflicts with the law under which this Agreement is to be construed, or if any such provision is held invalid by a court with jurisdiction over the parties to this Agreement, such provision shall be restated to reflect, as nearly as possible, the original intentions of the parties in accordance with applicable law, and the remainder of this Agreement shall remain in full force and effect.

12.6    ENFORCEMENT

        Both parties agree to pay all reasonable costs and expenses the other party incurs in successfully enforcing this Agreement, including reasonable attorneys' fees.

12.7    FORCE MAJEURE

        Neither party shall be liable for any delay or failure in performance due to Force Majeure, which shall mean acts of God, earthquake, labor disputes, changes in law, regulation or government policy, riots, war, fire, epidemics, acts or omissions of vendors or suppliers, transportation difficulties or other occurrences which are beyond either party's reasonable control. In the event that USi is prevented or delayed in the delivery or installation of the iMAP Solution for reasons beyond its control, such delivery or installation shall take place as soon thereafter as is reasonably possible. This provision shall not apply to any obligation of Client to pay money under this Agreement or any Product Schedule.

12.8    NOTICE

        Any notice or invoice required or permitted under this Agreement shall be in writing and delivered by hand or mailed by overnight express charges prepaid or certified mail with return receipt requested to the address set forth above. Notices or invoices shall be deemed received when delivered.

12.9    SURVIVAL

        The terms of Sections 3, 4, 5, 8, 9, 11 and 12 shall survive the termination or expiration of this Agreement.

12.10   ACCEPTABLE USE POLICY

        Client agrees at all times, and to require and enforce its employees, agents and contractors at all times, to comply with the USi Acceptable Use Policy, the terms of which may be modified from time to time by USi on the website referred to above in Section 2.1.

        (a) The modifications to the AUP will not apply to Client until thirty (30) days after written notice from USi unless a shorter period is necessary for USi to avoid disruption from its internet service providers or to otherwise avoid liability, in which case USi would provide written notice as soon as is reasonable.

        (b) If USi receives notice that Client has violated the AUP, USi will notify Client and use reasonable efforts to give Client seven (7) days notice prior to termination or suspension; provided, however: (1) Such seven day period will be shortened to forty eight hours if USi has received written notice from its internet service



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                providers that such provider will disrupt service to USi because of Client's violation of the AUP and (2) notwithstanding the foregoing, if a shorter period is necessary for USi to avoid disruption by its service providers or to otherwise avoid liability, USi may terminate or suspend the iMAP Solution in the shorter period of time, provided that such shorter time shall not be less than three (3) hours after USi contacts Client at the pager number to be provided by Client.

        Client agrees to indemnify and hold USi harmless from any damages, costs and expenses incurred by USi caused by the breach of this provision.

12.11   THIRD PARTY RIGHTS

        The provisions of this Agreement are solely for the benefit of the parties hereto and not for the benefit of any Third Parties.

12.12   ENTIRE AGREEMENT

        This Agreement (including all Product Schedules and Addenda, if any) contains the full understanding between the parties and supercedes all prior representations or agreements, whether oral or written, with respect to such matters. The Agreement (including all Product Schedules and Addenda, if any) may only be changed by a written document signed by both parties. Except as specified in Sections 8 and 9, to the extent of any inconsistencies between the Agreement and the Product Schedule, the Product Schedule shall control, except if the Agreement is modified by Addenda, then the Addenda shall control. Principles of contract construction or rules of law that, in the event of inconsistency or ambiguity, would construe against the drafter this Agreement or any Product Schedule, shall not apply.


USINTERNETWORKING, INC.                 NIKU CORPORATION

By: /s/ William T. Price                By: /s/ Kenneth Johnson
   -------------------------------         -------------------------------------

Name: William T. Price                  Name: Kenneth Johnson

Title: Vice President                   Title: VP Sales
       and General Counsel

Date: 6/30/99                           Date: 6-30-99
     -----------------------------           -----------------------------------

[USi GRAPHIC OMITTED]

                                                        USi Agreement Number: 84

                                              Effective Date: September 29, 1999

                                PRODUCT SCHEDULE

This Product Schedule is governed by and incorporated into the terms and conditions contained in the iMAP Agreement entered into between USinternetworking, Inc. ("USi") and Niku Corporation ("Client") dated June 30, 1999. USi's Proposal to Client dated September 29, 1999 ("Proposal") is attached as Exhibit A to this Product Schedule, although only those Sections of the Proposal specifically referenced below shall be incorporated into the terms and conditions of this Product Schedule.

REPLACEMENT OF PREVIOUS
PRODUCT SCHEDULE:             THIS PRODUCT SCHEDULE REPLACES IN ITS ENTIRETY THE
                              PRODUCT SCHEDULE, WITH AN EFFECTIVE DATE OF JUNE
                              30, 1999, PREVIOUSLY EXECUTED BETWEEN USi AND
                              CLIENT.

IMAP SOLUTION:                Complex Web Site Management as detailed in
                              Sections 1, 2, 3, and 4 of the Proposal.

PAYMENT SCHEDULE:             Client agrees to the following Payment Schedule:

                              1. Thirty-six (36) equal monthly service fee payments of [***] commencing upon the Effective Date of this Product Schedule, due and payable within thirty
                                        (30) days of Client's receipt of invoice from USi.

                              All monthly service fee invoices will be issued in advance on the 15th of the month prior to the calendar month of service. This pricing is valid for the Initial Period and is exclusive of any applicable taxes, tariffs, telecommunications surcharges or other governmental fees or charges that may be imposed from time to time by applicable law or regulation.

                              CLIENT SHALL RECEIVE A CREDIT FOR ANY PAYMENTS MADE UNDER THE PREVIOUS PRODUCT SCHEDULE AGAINST THE FIRST INVOICE DUE HEREUNDER.

EFFECTIVE DATE OF
PRODUCT SCHEDULE:             September 29, 1999


PERIOD OF PERFORMANCE:        The Period of Performance of this Product Schedule
                              shall commence on the Effective Date and shall continue for a period of thirty-six (36) months
                              (the "Initial Period"). Thereafter, this Product
                              Schedule shall automatically renew on a
                              month-to-month basis until terminated by either party giving the other party at least sixty (60) days prior written notice.

EARLY TERMINATION:            Client may terminate the last [***] of the Initial
                              Period by providing USi with ninety (90) days written notice prior to the end of the [***] of the Initial Period. Client agrees to pay USi a termination fee equal to [***] upon its election to terminate this Product Schedule pursuant to this section.

UPGRADE COMPONENTS:           During the first six (6) months of the Initial
                              Period, Client can add the following Upgrade
                              Components to the iMAP Solution by executing an applicable Addenda to this Product Schedule. Upon exercise of this upgrade, the monthly service fee payment will increase by applicable amount shown below for the remaining term of the Initial Period commencing on the first day the Upgrade Component is implemented.

-----------------------------------------------------------------------------------------
                      UPGRADE COMPONENT                         ADDITIONAL MONTHLY FEE
-----------------------------------------------------------------------------------------
Additional Internet bandwidth per additional 1Mbps increments           [***]
-----------------------------------------------------------------------------------------
Additional cost per Sun E4500 server                                    [***]
-----------------------------------------------------------------------------------------
Additional cost per Sun E250 server                                     [***]
-----------------------------------------------------------------------------------------
Additional locally-mirrored EMC Storage capacity usable                 [***]
with BCV per additional 100Gb increments
-----------------------------------------------------------------------------------------
Additional RAM for E4500 server (one (1) Gb increments)               See Note 1
-----------------------------------------------------------------------------------------
Additional CPUs for E4500 server (one (1) CPU increments)             See Note 1
-----------------------------------------------------------------------------------------
Incremental CPU & Memory (Per two 1 Gb Memory Upgrades and 2            [***]
CPUs)
-----------------------------------------------------------------------------------------
Additional   CPU/RAM  for  E4500   server  (one   CPU/one  Gb           [***]
increments)
-----------------------------------------------------------------------------------------

                              Note 1: The configuration of Client's E4500 servers will allow three (3) additional I/O slots for expansion of additional CPUs and RAM. Each I/O card will accommodate two (2) additional CPUs and two (2) additional Gbs of RAM. This allows for a maximum of six (6) additional CPUs and six (6) additional Gbs of RAM per E4500 server. USi recommends that Client upgrades in bundles of 1 CPU/ 1 Gb RAM or 2 CPU/2 Gb RAM to eliminate the I/O card configuration complexity.

CLIENT CARE:                  Under the Client Care program, Client's Help Desk
                              will have availability to USi's Client Assistance
                              Center twenty-four (24) hours per day, seven (7) days per week, three hundred sixty-five (365) days per year.


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                           Proprietary & Confidential

BANDWIDTH VARIATION POLICY:   Should Client exceed bandwidth or server
                              processing requirements of this project, USi reserves the right to amend this Product Schedule and increase the monthly fees to reflect the additional bandwidth requirements. USi will provide Client with a monthly status report of bandwidth and server usage.

CONSULTING SERVICES:          USi will provide Consulting Services as outlined
                              in Sections 1, 2, 3 and 4 of the Proposal.

SECURITY PROCEDURES:          USi defines certain policies and procedures to
                              provide the level of security associated with the iMAP Solution. Client acknowledges and understands that no network security procedures can assure complete network security or prevent all unauthorized access to the network. These policies and procedures will change over time to reflect emerging technologies, business practices and
                              Internet-related issues.

SERVICE LEVEL AGREEMENT:

USi'S SERVICE LEVEL:

USi will provide for [***] during Phase I and for [***] during Phase 2 monthly service availability for those components of the service within USi's direct control, where "available" is defined as an Internet user being able to [***] to the appropriate [***]. Specifically, covered services will include [***] and the [***] facility, all [***], and all [***] provided by [***] as part of the [***].

REMEDY: (PHASE 1)

In the event USi is unable to provide an Internet client access to the custom hosting server with:

1. [***] Availability in any given calendar month, Client shall receive a credit to their account equal to [***] of that month's service fees excluding rebilled circuit charges.

2. [***] Availability in any given calendar month, Client shall receive a credit to their account equal to [***] of that month's service fees excluding rebilled circuit charges.

3. [***] Availability in any given calendar month, Client shall receive a credit to their account equal to [***] of that month's service fees, excluding rebilled circuit charges.

If USi fails to meet [***] Availability for [***] calendar months, Client may terminate this Product Schedule without penalty, regardless of any term remaining on the Agreement, without liability to either party for penalties or damages associated with such termination and upon thirty (30) days prior written notice to USi.

REMEDY: (PHASE 2)

In the event USi is unable to provide an Internet client access to the custom hosting server with:

1. [***] Availability in any given calendar month, Client shall receive a credit to their account equal to [***] of that month's service fees excluding rebilled circuit charges.

2. [***] Availability in any given calendar month, Client shall receive a credit to their account equal to [***] of that month's service fees excluding rebilled circuit charges.

3. [***] Availability in any given calendar month, Client shall receive a credit to their account equal to [***] of that month's service fees, excluding rebilled circuit charges.

If USi fails to meet [***] Availability for [***], Client may terminate this Product Schedule without penalty, regardless of any term remaining on the Agreement, without liability to either party for penalties or damages associated with such termination and upon thirty (30) days prior written notice to USi.

"Availability" percentage shall be calculated as follows:

                                     [***]

where "n" is the total number of hours in any given calendar month, and "x" is the Availability percentage.

Specifically excluded from "n" in this calculation and exceptions to the levels of Availability provided herein are (a) [***]; (b) reasons of Force Majeure (as defined in Section 12.8 of the Agreement); (c) issues associated with [***] not on [***] list; (d) use of unapproved or [***] and/or; (e) issues arising from the [***] by Client, its employees, agents, customers or contractors.


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

In the event of a Force Majeure event, the Client shall have the option of canceling this Product Schedule with USi if the resulting total outage time is greater than [***] in any [***] period, without liability to either party for penalties or damages associated with such outages or termination and upon thirty
(30) days prior written notice to USi.

The remedies stated in this Section are Client's sole and exclusive remedies for service interruption.

CLIENT RESPONSIBILITIES:      This section describes Client's additional
                              responsibilities under this Agreement.

1. Client will designate qualified personnel to act as liaisons between Client and USi.

2. Client is responsible for obtaining and complying with license terms for all Client-provided software, if any, which are sufficient to allow use of the software on the Hardware.

3. Client is solely responsible for the Contents of its transmissions and the transmissions of Third Parties accessing the iMAP Solution through Client. Client agrees to comply with U.S. and International law with regard to the transmission of technical data which is exported from the United States through the iMAP Solution. Client further agrees not to use the iMAP Solution (a) for illegal purposes or (b) to interfere with or disrupt other network users, network services or network equipment. Interference or disruptions include, but are not limited to, distribution of unsolicited advertising or chain letters, propagation of computer worms and viruses, and use of the network to make unauthorized entry to any other machine accessible via the network. If USi finds a violation of the foregoing by Client, USi will immediately notify Client in writing, and Client will close the account f the party responsible for the violation within [***]. If Client fails to close the applicable account within [***], USi may suspend its services until such time as Client closes the applicable account.

4. Client shall be responsible for providing USi with end user login names and passwords for the purpose of authenticating and authorizing Global Network access by end users to the iMAP Solution.

5. Client shall be responsible for handling all communication, technical support to and business relations with end users who are the customers of Client including but not limited to responding to inquiries and questions.

6. Client shall be responsible for providing to USi all information required for the Acceptance Test in a timely manner and in form directed by USi. Client shall participate in the Acceptance Testing in good faith and with all due diligence.

7. Client shall provide USi with access to such hardware, software and network connections that reside on Client's premises as USi shall require.

8. Client shall be responsible for obtaining and maintaining the following hardware and/or software:

        a.      Software Licenses: NAKS, Fulcrum, JavaVM, Apache, and
                PictureTalk

        Client may add or delete items from this list at any time.

9. Client shall be responsible to perform the obligations set forth in the incorporated provisions of the Proposal.

OFFER EXPIRATION DATE:        SEPTEMBER 30, 1999

USINTERNETWORKING, INC.                 NIKU CORPORATION

/s/ William T. Price                    /s/ Martin Neiman
-----------------------------------     ----------------------------------------
(signature)                             (signature)

William T. Price
Vice President and General Counsel      MARTIN NEIMAN
                                        ----------------------------------------
                                        (printed name)

                                        CIO
                                        ----------------------------------------
                                        (title)

9/30/99                                 9/30/99
-----------------------------------     ----------------------------------------
(date)                                  (date)

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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